EXHIBIT 10.1

                          SECURITIES PURCHASE AGREEMENT

         This SECURITIES PURCHASE AGREEMENT, dated as of January 16, 2003 (this "Agreement") is entered into by and among The 3DO Company, a Delaware corporation (the "Company"), and the purchasers listed in Exhibit A hereto (each a "Purchaser" and collectively the "Purchasers"). The parties, intending to be legally bound, hereby agree as follows:

         1. Sale of Common Stock. Subject to the terms and conditions of this Agreement, Company hereby agrees to sell to each Purchaser and each Purchaser hereby severally agree to purchase from Company the number of shares of Company's Common Stock set forth opposite such Purchaser's name on Exhibit A (the "Shares"), at the purchase price listed on Exhibit A. Upon the execution of this Agreement (the "First Closing"), (A) the Company shall deliver or cause to be delivered to each Purchaser the following: (i) this Agreement duly executed by the Company; (ii) a certificate evidencing a number of shares of Common Stock being purchased by such Purchaser, registered in the name of such Purchaser;
(iii) the Registration Rights Agreement duly executed by the Company and (iv) and Warrant (the "Warrant"), registered in the name of the Purchaser in the form attached hereto as Annex A, giving the Purchaser the right to acquire the number of shares of Common Stock upon the exercise of the Warrant (the "Warrant Shares") listed on Exhibit A and (B) each Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement duly executed by such Purchaser; (ii) the purchase prices for the Shares being purchased by such Purchaser, by check, wire transfer, or any combination thereof, payable to Company, and (iii) the Registration Rights Agreement duly executed by such Purchaser.

         2. Additional Closings. The Company may sell Common Stock and Warrants at an additional closing or closings on or before 20 days after the First Closing (the "Additional Closing(s)"), subject to the same procedures as provided in Section 1. Upon delivery of an executed counterpart of this Agreement and the Registration Rights Agreement (and an updated Exhibit A), the purchasers in such Additional Closing(s) shall become parties to the Registration Rights Agreement without further action by the Purchasers and the Company.

         3. Representations and Warranties of Company. Company hereby represents and warrants to each Purchaser in the First Closing that the statements contained in the following paragraphs of this Section 3 are all true and correct as of the date of this Agreement and the Closing Date, and to each Purchaser in an Additional Closing that the statements contained in the following paragraphs of this Section 3 are all true and correct as of the date of the Additional
Closing:

                  (a) Organization and Standing: Articles and Bylaws. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

                  (b) Corporate Power. Company has all requisite legal and corporate power to enter into, execute, deliver and perform this Agreement and the Registration Rights Agreement (the "Registration Rights Agreement") of even date herewith between Company and Purchaser. This Agreement and the Registration Rights Agreement (the "Transaction Documents") have been duly executed by the Company and constitute the legal, valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by
(i) bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights and (ii) limitations on the enforceability of the indemnification provisions of the Registration Rights Agreement as limited by applicable securities laws.

                  (c) Authorization.

                           (i) Corporate Action.  All corporate and legal action
on the part of Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Registration Rights Agreement, the sale and issuance of the Shares and Warrant Shares, and the performance of Company's obligations hereunder have been taken.

                           (ii) Valid  Issuance.  The Shares and Warrant Shares,
when issued in compliance with the provisions of this Agreement and the Warrant, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances; provided, however, that the Shares, the Warrants and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

                  (d) Government Consent, Etc. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or other governmental authority on the part of Company is required in connection with the valid execution and delivery of this Agreement, the Registration Rights Agreement or the offer, sale or issuance of the Shares, the Warrants and the Warrant Shares other than, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "California Law"), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by Company. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement filed (or incorporated by reference) as an exhibit to the SEC Reports (as defined below).

                  (e) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended ("1934 Act"), including pursuant to Section 13(a) or 15(d)
thereof, for the twelve months preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "1933 Act")
and the 1934 Act and the rules and regulations of the Securities and Exchange Commission ("Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

                  (f) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 4, no registration under the 1933 Act is required for the offer, issuance and sale of the Shares, the Warrants and the Warrant Shares by the Company to the Purchasers as contemplated hereby.

                  (g) Listing and Maintenance Requirements. The issuance and sale of the Shares, the Warrants and the Warrant Shares hereunder, when taken together with any Shares, Warrants and Warrant Shares that may be issued at Additional Closings do not contravene the rules and regulations of the Nasdaq National Market and no approval of the stockholders of the Company is required for the Company to issue and deliver to the Purchasers the Shares, the Warrants and the Warrant Shares including all Shares and Warrants issued and Warrant Shares issuable as of the Closing and each Additional Closing. The Company is eligible to utilize Form S-3 to register the resale of the Shares and Warrant Shares by the Purchasers.

                  (h) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (i) Disclosure. The Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby furnished by or, to the Company's knowledge, on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         4.  Representations  and  Warranties  by  Purchaser.   Each  Purchaser,
severally and not jointly, represents and warrants to Company as of the Closing Date (or Additional Closing Date, as applicable) as follows:

                  (a) Investment Intent: Authority. This Agreement is made with Purchaser in reliance upon Purchaser's representation to Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Shares, the Warrants and the Warrant Shares for investment for Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Shares, the Warrants and the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Shares, the Warrants and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Purchaser has the requisite right, power, authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation upon Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

                  (b) Knowledge and Experience. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's prospective investment in the Shares, the Warrants and the Warrant Shares; (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has had all questions which have been asked by Purchaser satisfactorily answered by Company; and (iv) has not been offered the Shares, the Warrants and the Warrant Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

                  (c) Transfer Restrictions. Purchaser covenants that in no event will it sell, transfer or otherwise dispose of any of the Shares, the Warrants and the Warrant Shares other than in conjunction with an effective registration statement for the Shares under the Securities Act or pursuant to an exemption therefrom, or in compliance with Rule 144 promulgated under the Securities Act or to a person related to or an entity affiliated with said Purchaser and other than in compliance with the applicable securities regulation laws of any state.

         5. Registration of the Shares to be Purchased. The Company will file a registration statement with respect to the Shares and Warrant Shares on or before twenty (20) days after the Closing Date pursuant to the terms of the Registration Rights Agreement.

         6.  Legends.   Company  will  place  the  following   legends  on  each
certificate representing Shares and Warrant Shares:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS ("BLUE SKY LAWS"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT OR AS REQUIRED BY BLUE SKY LAWS IS IN EFFECT AS TO SUCH TRANSFER OR IN THE

         OPINION  OF  COUNSEL  REASONABLY   SATISFACTORY  TO  THE  COMPANY  SUCH
         REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR BLUE SKY LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares and Warrant Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Shares and Warrant Shares are registered for resale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares and Warrant Shares may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that the Shares and Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Such Investor acknowledges, covenants and agrees to sell Shares and Warrant Shares represented by a certificate from which the legend has been removed only pursuant to (i) a registration statement effective under the 1933 Act or (ii) advice of counsel that such sale is exempt from the registration requirements of Section 5 of the 1993 Act, including, without limitation, a transaction pursuant to Rule 144.

         7. Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to the failure of the representations and warranties of the Company to be true and correct.

         8. Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         9. Miscellaneous.

                  (a) Waivers and Amendments. The provisions of this Agreement may only be amended or modified in a writing executed by each of Company and Purchaser. A waiver shall not be effective unless in a writing by the party against whom such waiver is to be enforced.

                  (b) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (c) Entire Agreement. This Agreement, the Registration Rights Agreement and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

                  (d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

                  (e) Expenses. Company shall pay on demand all reasonable fees and expenses incurred by Purchaser, including reasonable legal fees and expenses in connection with the preparation, execution and delivery of this Agreement up to a maximum amount of $5,000.

                  (f) Notices, etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Purchaser, at the address and facsimile number listed on Exhibit A, or at such other address or number as Purchaser shall have furnished to Company in writing, or if to Company, at 200 Cardinal Way, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Purchaser in writing.

                  (g) Validity. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

                  (i) Assignment. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (j) Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  (k) Remedies. Each Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.


                                               THE 3DO COMPANY
                                               a Delaware corporation

                                               By: /s/ James Alan Cook
                                                   -----------------------------

                                               Name: James Alan Cook
                                                     ---------------------------

                                               Title: Executive Vice President
                                                      --------------------------


                                               PURCHASER:


                                               By:
                                                   -----------------------------

                                               Name:
                                                     ---------------------------

                                               Title:
                                                      --------------------------

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                                                                                 Aggregate         Warrant
                                  Investor Address                              Number of        Purchase         Exercise
     Investor's Name            and Facsimile Number        Number of Shares  Warrant Shares     Price ($)        Price ($)
     ---------------            --------------------        ----------------  --------------     ---------        ---------
Vertical Ventures, LLC     650 5th Avenue, 6th Floor            58,823            14,705         $99,999.10          $2.525
                           New York, NY 10019
                           Attn: Josh Silverman
                           Facsimile:  (212) 259-2659

                           666 Dundee Road                     235,294            58,823         399,999.80           2.525
Cranshire Capital          Northbrook, IL 60062
                           Attn:  Mitch Kopin
                           Facsimile:  (847) 562-9031

                           900 3rd Ave.                         29,411             7,352          49,998.70           2.525
Richard Friedman           New York, NY 10022
                           Attn:  Richard Friedman
                           Facsimile:  (212) 750-3490

                           9950 Longwood Drive                 100,000            25,000         170,000.00           2.525
Paul Duggan                Chicago, IL 60943
                           Facsimile:  (708) 952-4449